Exhibit 99.2

UNAUDITED PRO FORMA CONDENSED COMBINED FINANCIAL STATEMENTS

On July 21, 2026, Innovative Solutions and Support, Inc. (the “Company” or “IA”) completed the acquisition (the “Acquisition”) of all of the outstanding equity interests of Sparton Aydin, LLC (“Aydin”) pursuant to a Membership Interest Purchase Agreement (the “Purchase Agreement”). As a result of the Acquisition, Aydin became a wholly owned subsidiary of the Company. The following unaudited pro forma condensed combined financial statements of IA present the combination of the historical financial information of IA and Aydin adjusted to give effect to the Acquisition accounted for under the acquisition method of accounting in accordance with Accounting Standards Codification 805, Business Combinations (“ASC 805”). The valuations of the assets acquired and liabilities assumed, and therefore the purchase price allocations, are preliminary and have not yet been finalized as of the date of this filing. As a result of the foregoing, the pro forma adjustments are preliminary and have been made solely for the purpose of providing unaudited pro forma combined financial information and the final purchase price allocation and the resulting effect on financial position and results of operations may differ significantly from the pro forma amounts included herein.

The following tables and accompanying notes (collectively the “Unaudited Pro Forma Condensed Combined Financial Statements”) present the Company’s unaudited pro forma condensed combined balance sheet as of June 30, 2026, and unaudited pro forma condensed combined statements of operations for the nine months ended June 30, 2026, and the year ended September 30, 2025. The information in the tables below under the heading “Unaudited Pro Forma Condensed Combined Balance Sheet” as of June 30, 2026, gives pro forma effect to the Acquisition as if it had occurred on June 30, 2026. The “Unaudited Pro Forma Condensed Combined Statements of Operations” for the nine months ended June 30, 2026, and the year ended September 30, 2025, give pro forma effect to the Acquisition as if it had occurred on October 1, 2024.

The unaudited pro forma condensed combined financial information is for informational purposes only and should not be considered indicative of actual results that would have been achieved had the Acquisition actually been consummated on the dates indicated and does not purport to be indicative of results of operations as of any future date or for any future period. The Company’s actual financial condition and results of operations may differ significantly from the pro forma amounts reflected herein due to a variety of factors.

The pro forma transaction accounting adjustments are based upon currently available information and certain assumptions that the Company’s management believes are reasonable. The Unaudited Pro Forma Condensed Combined Financial Statements are presented for informational purposes only and are not intended to present or be indicative of what the results of operations or financial position would have been had the events actually occurred on the dates indicated, nor are they meant to be indicative of future results of operations or financial position for any future period or as of any future date. The Unaudited Pro Forma Condensed Combined Financial Statements do not include any adjustments not otherwise described herein; they do not give effect to the potential impact of current financial conditions, or any anticipated revenue enhancements, cost savings, operating synergies or dis-synergies that may result from the Acquisition.

The historical financial information of the Company being presented in these Unaudited Pro Forma Condensed Combined Financial Statements is derived from the Company’s unaudited statement of operations for the nine months ended June 30, 2026, and its audited statement of operations for the fiscal year ended September 30, 2025, which were prepared in accordance with accounting principles generally accepted in the United States of America (“GAAP”).

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The historical financial information of Aydin is derived from Aydin’s audited financial statements as of and for the year ended December 31, 2025 and the unaudited financial statements as of and for the nine months ended June 30, 2026, which were prepared in accordance with GAAP and are presented in the Financial Statements included in Exhibit 99.1 of this Form 8-K/A.

The assumptions and estimates underlying the unaudited adjustments to the Unaudited Pro Forma Condensed Combined Financial Statements are described in the accompanying notes, which should be read together with the Unaudited Pro Forma Condensed Combined Financial Statements. In addition, the Unaudited Pro Forma Condensed Combined Financial Statements should be read in conjunction with the following:

•	The Company’s Annual Report on Form 10-K for the year ended September 30, 2025, filed with the SEC on December 23, 2025;
•	The Company’s Quarterly Report on Form 10-Q for the period ending June 30, 2026, filed with the SEC on August 13, 2026;
•	Aydin’s audited Financial Statements as of December 31, 2025, included in Exhibit 99.1 of this Form 8-K/A;
•	Aydin’s unaudited Financial Statements as of June 30, 2026, and for the six months ended June 30, 2026, included in Exhibit 99.1 of this Form 8-K/A; and
•	Aydin’s unaudited financial information for the three months ended December 31, 2025 (used to determine the results of operations for the nine months ended June 30, 2026) not included in this Form 8-K/A.

The Company has a fiscal year end of September 30 and Aydin’s audited Financial Statements are presented as of and for the year ended December 31. The Unaudited Pro Forma Condensed Combined Statements of Operations for the nine months ended June 30, 2026, and the year ended September 30, 2025, present the combination of financial information of the Company and Aydin, after giving effect to the Acquisition described in the accompanying notes.

Within the Unaudited Pro Forma Condensed Combined Statement of Operations for the nine months ended June 30, 2026, the reporting periods of Aydin and the Company have been aligned. The Unaudited Pro Forma Condensed Combined Statement of Operations for the nine months ended June 30, 2026, contains the Company’s results of operations for the nine months ended June 30, 2026, and Aydin’s results of operations for the nine months ended June 30, 2026.

Due to the alignment of Aydin’s reporting period to the Company’s reporting period in the Unaudited Pro Forma Condensed Combined Statement of Operations for the nine months ended June 30, 2026, Aydin’s statement of operations for the nine months ended June 30, 2026, is included in the Unaudited Pro Forma Condensed Combined Statements of Operations for both the nine months ended June 30, 2026, and the year ended September 30, 2025. Aydin’s statement of operations for the three months ending December 31, 2025, were $5,539,980 resulting in net sales in excess of expenses for the three months ending December 31, 2025, of $457,196.

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INNOVATIVE SOLUTIONS AND SUPPORT, INC.

UNAUDITED PRO FORMA CONDENSED COMBINED BALANCE SHEET

As of June 30, 2026

(U.S. Dollars)

	IA (Historical)	Aydin (Historical)	Transaction Accounting Adjustments		Pro Forma Combined
ASSETS
Current assets
Cash and cash equivalents	$10,694,977	$1,426,000	$(1,426,000)	(b)	$10,694,977
Accounts receivable	15,984,217	1,987,000	-		17,971,217
Contract assets	1,735,266	875,000	-		2,610,266
Due from Affiliate	-	6,391,000	(6,391,000)	(b)	0
Inventories	32,084,294	3,116,000	-		35,200,294
Prepaid expenses and other current assets	3,931,931	159,000	-		4,090,931

Total current assets	64,430,685	13,954,000	(7,817,000)	(b)	70,567,685

Goodwill	15,773,104	10,328,000	(1,470,509)	(a), (b)	24,630,595
Intangible assets, net	46,032,372	3,004,000	6,766,000	(a), (b)	55,802,372
Property and equipment, net	20,682,675	1,579,000	-		22,261,675
Deferred income taxes	452,070	-	-		452,070
Other assets	586,248	-	-		586,248

Total assets	$147,957,154	$28,865,000	$(2,521,509)	(a), (b)	$174,300,645

LIABILITIES AND SHAREHOLDERS’ EQUITY
Current liabilities
Current portion of long-term debt, net	$5,642,850	$-	$-		$5,642,850
Accounts payable	9,816,404	873,000	-		10,689,404
Accrued expenses	4,863,119	404,000	-		5,267,119
Contract liabilities	1,371,909	257,000	-		1,628,909
Due to Affiliate		1,391,000	(1,391,000)	(b)	-
Income taxes payable		549,000	(549,000)	(b)	-
Deferred income taxes		1,049,000	(1,049,000)	(b)	-

Total current liabilities	21,694,282	4,523,000	(2,989,000)	(b)	23,228,282

Long-term debt, net	48,669,107	-	24,500,000	(a)	73,169,107
Other liabilities	396,497	-	-		396,497

Total liabilities	70,759,886	4,523,000	21,511,000	(a), (b)	96,793,886

Commitments and contingencies (See Note 7)

Shareholders’ equity

Preferred stock, 10,000,000 shares authorized, $.001 par value, of which 200,000 shares are authorized as Class A Convertible stock. No shares issued and outstanding at June 30, 2026 and September 30, 2025	-	-	-		-

Common stock, $.001 par value: 75,000,000 shares authorized, 18,237,353 and 17,970,453 issued at June 30, 2026 and September 30, 2025, respectively	17,898	-	-		17,898

Additional paid-in capital	40,363,111	24,342,000	(24,032,509)	(b)	40,672,602
Retained earnings	40,277,231	-	-		40,277,231
Treasury stock, at cost, 339,644 shares at June 30, 2026 and at September 30, 2025, respectively	(3,460,972)	-	-		(3,460,972)

Total shareholders’ equity	77,197,268	24,342,000	(24,032,509)	(b)	77,506,759

Total liabilities and shareholders’ equity	$147,957,154	$28,865,000	$(2,521,509)	(a), (b)	$174,300,645

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INNOVATIVE SOLUTIONS AND SUPPORT, INC.

UNAUDITED PRO FORMA CONDENSED COMBINED STATEMENT OF OPERATIONS

For the Nine Months Ended June 30, 2026

(U.S. Dollars)

	IA (Historical)	Aydin (Historical)	Transaction Accounting Adjustments			Pro Forma Combined
Net sales
Product	$45,391,826	$11,858,142	$-			$57,249,968
Services	25,512,267	983,838	-			26,496,105
Total net sales	70,904,093	12,841,980	-			83,746,073

Cost of sales
Product	22,436,958	9,405,732	434,500	(c), (d)		32,277,190
Services	11,340,314	655,659	-			11,995,973
Total cost of sales	33,777,272	10,061,391	434,500	(c)		44,273,163

Gross profit	37,126,821	2,780,589	(434,500)	(c),		39,472,910

Operating expenses:
Research and development	4,994,643	766,906	-			5,761,549
Selling, general and administrative	14,867,731	1,429,107	475,750	c, (e), (g)		16,772,588
Total operating expenses	19,862,374	2,196,013	475,750	c, (e), (g)		22,534,137

Operating income	17,264,447	584,576	(910,250)	(c), (e), (f), (h)		16,938,773

Interest expense	(2,022,004)	-	(1,414,875)	(h)		(3,436,879)
Interest income	13,408	-	-			13,408
Other income	64,100	-	-			64,100
Income (loss) before income taxes	15,319,951	584,576	(2,325,125)	(c), (e), (f), (g)	(h,)	13,579,402

Income tax expense (benefit)	3,337,473	52,000	(500,527)	(c), (e), (f), (g)	, (h)	2,888,946

Net income (loss)	$11,982,478	$532,576	$(1,824,598)	(c), (e), (f), (g)	, (h)	$10,690,456

Earnings per share:
Net income - basic	$0.67			(i)		$0.60
Net income - diluted	$0.66			(i)		$0.59
Weighted average shares outstanding - basic	17,792,981					17,792,981
Weighted average shares outstanding - diluted	18,212,038					18,212,038

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INNOVATIVE SOLUTIONS AND SUPPORT, INC.

UNAUDITED PRO FORMA CONDENSED COMBINED STATEMENT OF OPERATIONS

For the Year Ended September 30, 2025

(U.S. Dollars)

	IA (Historical) for the Year Ended Spetember 30, 2025	Aydin (Historical) for the year ended December 31, 2025	Transaction Accounting Adjustments		Pro Forma Combined
Net sales
Product	$54,080,207	$15.560.636	$-		$69,640,843
Services	30,216,682	769,364	-		30,986,046
Total net sales	84,296,889	16,330,000	-		100,626,889

Cost of sales
Product	27,448,167	11.370.316	579,333	(c)	39,397,816
Services	16,336,841	513,684	-		16,805,525
Total cost of sales	43,785,008	11,884,000	579,333	(c)	56,248,341

Gross profit	40,511,881	4,446,000	(579,333)	(c)	44,378,548

Operating expenses:
Research and development	3,992,086	897,000	-		4,889,086
Selling, general and administrative	16,447,806	2,388,000	1,061,833	(c), (e), (f), (g)	19,897,639
Total operating expenses	20,439,892	3,285,000	1,061,833	(c), (f), (g)	24,786,725

Operating income	20,071,989	1,161,000	(1,641,166)	(c), (f), (g)	19,591,823

Interest expense	(1,725,205)	-	(1,886,500)	(h)	(3,611,705)
Interest income	18,943	-	-		18,943
Other income	1,585,735	-	-		1,585,735
Income before income taxes	19,951,462	1,161,000	(3,527,666)	(c), (e), (f), (g), (h)	17,584,796

Income tax expense (benefit)	4,323,802	279,000	(749,920)	(c), (e), (f), (g), (h)	3,847,882

Net income	$15,627,660	$882,000	$(2,772,746)	(c), (e), (f), (g), (h)	$13,736,914

Earnings per share:
Net income - basic	$0.89			(i)	$0.78
Net income - diluted	$0.88			(i)	$0.77
Weighted average shares outstanding - basic	17,572,980				17,572,980
Weighted average shares outstanding - diluted	17,829,033				17,829,033

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INNOVATIVE SOLUTIONS AND SUPPORT, INC.

NOTES TO UNAUDITED PRO FORMA CONDENSED COMBINED FINANCIAL STATEMENTS

1. Description of the Transaction

On July 21, 2026, Innovative Solutions and Support, Inc. (the “Company” or “IA”) completed the acquisition (the “Acquisition”) of all of the outstanding equity interests of Spartan Aydin, LLC (“Aydin”) pursuant to that certain Membership Interest Purchase Agreement (the “Purchase Agreement”). As a result of the Acquisition, Aydin became a wholly owned subsidiary of the Company. As previously disclosed, the aggregate consideration payable under the Purchase Agreement consisted of a cash payment at closing of $24,500,000, subject to customary adjustments for working capital and transaction expenses.

2. Basis of Presentation

The unaudited pro forma condensed combined financial information has been prepared in accordance with Article 11 of Regulation S-X to reflect the Acquisition. The unaudited pro forma condensed combined financial information presents the pro forma financial condition and results of operations of Aydin and the Company based upon the historical financial information of Aydin after giving effect to the Acquisition and related adjustments set forth in the notes to the unaudited pro forma condensed combined financial information.

The unaudited pro forma condensed combined financial information does not reflect any management adjustments for expected effects of the Acquisition and the other transactions contemplated by the Purchase Agreement, including any cost savings from potential operating efficiencies, or associated costs incurred to achieve such savings, and for synergies that are expected to result from the Acquisition; nor does it include any costs associated with integration activities resulting from the Acquisition to the extent they arise. However, such costs could affect the Company following the closing of the Acquisition in the period the costs are incurred.

The unaudited pro forma condensed combined balance sheet as of June 30, 2026, gives effect to the Acquisition as if it had occurred on June 30, 2026.

The unaudited pro forma condensed combined statements of operations for the nine months ended June 30, 2026, gives effect as if it occurred on October 1, 2025. For year ended September 30, 2025, gives effect as if occurred on October 1, 2024.

The Unaudited Pro Forma Condensed Combined Financial Statements have been prepared using the acquisition method of accounting in accordance with ASC 805 with the Company treated as the accounting acquirer. As of the date of this Form 8-K/A to which the Unaudited Pro Forma Condensed Combined Financial Statements are attached, the Company has not completed the detailed valuation procedures necessary to finalize the required estimated fair values and estimated lives of the assets acquired, the estimated fair values of the liabilities assumed, and the related allocation of the purchase price. The fair values and purchase price allocation contained in these statements are preliminary and the Company estimated the fair values as presented in the pro forma financial information using commonly accepted valuation methodologies. The Company is in the process of completing a formal valuation process. The valuation of acquired assets and assumed liabilities involves significant assumptions, certain risks, and various uncertainties, and actual results may differ materially from those estimates. The final allocation of the purchase price will be determined after completion of an analysis to determine the estimated fair value of the assets acquired, liabilities assumed, and associated tax adjustments; the analysis is expected to be completed by the end of the calendar year. Accordingly, the final acquisition accounting adjustments may be materially different from the unaudited pro forma adjustments described in these notes to the Unaudited Pro Forma Condensed Combined Financial Statements.

3. Pro Forma Adjustments

Generally, the adjustments in each of the statements presented above represent the following: (i) adjustments of the historical net book values of the assets acquired and liabilities assumed to estimated fair value and the associated income statement effects, such as revised amortization expense as a result of the fair value adjustments and changes to estimated useful lives; (ii) the impact of the purchase price of the acquisition, and the associated income statement effects, such as incremental interest expense; (iii) adjustments to the historical financial statements of Aydin in order to present Aydin’s financial statements in conformity with the Company’s accounting policies; (iv) integration and transaction costs, and (v) consideration of the income tax implications of the pro forma adjustments. The specific adjustments to the unaudited pro forma condensed combined financial information are included in the notes presented below.

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The transaction accounting adjustments are based on the Company’s preliminary estimates and assumptions that are subject to change. The following adjustments have been reflected in the Unaudited Pro Forma Condensed Combined Financial Statements:

(a)	Cash Consideration – Purchase Price

Reflects cash consideration of $24,500,000 paid for the acquired assets, which were funded from the Company’s Delayed Draw Term Loan (DDTL) and the acquired assets at their preliminary estimated fair values.

(b)	Aydin’s Historical Excluded accounts

Reflects the elimination of Aydin’s historical assets and liabilities excluded from the Acquisition and Aydin’s historical members’ capital and accumulated earnings.

(c)	Aydin’s Historical Amortozation – Amortization Expense Related to Historical

Reflects the adjustments to remove historical amortization expenses 205,500 and $274,000 for the nine months ended June 30, 2026, and for the year ended September 30, 2025, respectively included in cost of goods sold and $104,250; $139,000 for the nine months ended June 30, 2026, and for the year ended September 30, 2025, respectively included in selling, general and administrative.

(d)	Cost of Sales – Amortization Expense Related to acquired Backlog Revenue

Reflects the adjustments to record amortization expenses based on the straight-line method of $640,000 and $853,333 for the nine months ended June 30, 2026, and for the year ended September 30, 2025, respectively. The amortization expense is related to the fair value of the identifiable intangible assets, which are backlog revenues. The fair value of the backlog revenue is estimated at $1,280,000. The estimated useful life of customer relationships is 1.5 years.

(e)	Selling, General and Adminstrative – Amortization Expense Related to acquired Customer Relationships

Reflects the adjustments to record amortization expenses based on the straight-line method of $466,500 and $622,000 for the nine months ended June 30, 2026, and for the year ended September 30, 2025, respectively. The amortization expense is related to the fair value of the identifiable intangible assets, which are customer relationships. The fair value of the customer relationships is estimated at $6,220,000. The estimated useful life of customer relationships is 10 years.

The estimated fair value of the acquired customer relationships is based on a variation of the income valuation approach and is determined using the multi-period excess earnings method, which is a variation of the discounted cash flow method that quantifies value based on after-tax residual cash flows generated by the intangible asset. Key estimates and assumptions used in this model are projected revenues and expenses related to the asset and a risk-adjusted discount rate used to calculate the present value of the future expected cash inflows from the asset.

(f)	Selling, General and Administrative – Transaction Costs

For the year ended September 30, 2025, there is an adjustment to record the transaction costs of $427,500 to be incurred by the Company and the tax benefit related to this adjustment is $91,485 for the year ended September 30, 2025.

(g)	Selling, General and Administrative – Amortization Expense Related to acquired Tradename

Reflects the adjustments to record amortization expenses based on the straight-line method of $113,500 and $151,333 for the nine months ended June 30, 2026, and for the year ended September 30, 2025, respectively. The amortization expense is related to the fair value of the identifiable intangible assets, which is the tradename. The fair value of the tradenames is estimated at $2,270,000. The estimated useful life of the tradename is 15 years.

(h)	Interest Expense – Delayed Draw Term Loan

Reflects the adjustments to record the recognition of new interest expense related to the Delayed Draw Term Loan. The adjustment for the nine months ended June 30, 2026 and for the year ended September 30, 2025 is $1,414,875 and $1,886,500, respectively.

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The Delayed Draw Term Loan bears interest at the Company’s option at either:

1.	the Alternate Base Rate plus an applicable margin, or

2.	the Adjusted Term Secured Overnight Financing Rate (“SOFR”) plus an applicable margin.

The Alternate Base Rate is defined as the highest of (a) the Prime Rate, (b) the Federal Reserve Bank of New York rate for overnight funds plus 0.50%, and (c) the Adjusted Term SOFR Rate for a one-month period plus 1.00%, with a minimum rate of 1.00% per annum.

The Adjusted Term SOFR Rate is the Term SOFR Rate plus 0.10%.

An applicable margin is determined based on the Company’s Total Net Leverage Ratio and ranges from 0.75% to 1.75% for Alternate Base Rate loans and from 1.75% to 2.75% for Adjusted Term SOFR Rate loans.

The Delayed Draw Term Loan requires quarterly principal payments equal to 2.50% of the original aggregate principal amount commencing with the first scheduled payment date after January 18, 2026, with the remaining balance due on the Maturity Date.

(i)	Earnings Per Share

The unaudited pro forma combined basic and diluted earnings per share calculations are based on the unaudited pro forma combined net income of the combined business and the weighted average outstanding shares of the Company for the nine months ended June 30, 2026 and for the year ended September 30, 2025.

4. Preliminary Estimated Allocation of Purchase Price

The following table summarizes the estimated, preliminary fair value of the assets acquired and the liabilities assumed as presented in the pro forma condensed combined balance sheet above, as of June 30, 2026 (unaudited)

Accounts receivable	1,745,000
Inventory	3,530,000
Property, plant, and equipment	1,567,000
Intangible assets	9,770,000
Other assets	460,500
Total identifiable assets	$17,072,500

Accounts payable	1,183,000
Other liabilities	246,991
Total liabilities assumed	$1,429,991
Net identifiable assets acquired	$15,642,509

Goodwill	8,857,491
Net Assets Acquired	24,500,000

The above purchase price allocation is preliminary and subject to revision as additional information about the fair value of individual assets and liabilities becomes available. The preliminary measurement of receivables, inventory, property, plant, and equipment, intangible assets, goodwill, deferred income taxes, and other assets and liabilities are subject to change. A change in the estimated fair value of the net assets acquired will change the amount of the purchase price allocated to goodwill. A single estimate of fair value results from a complex series of judgments about future events and uncertainties and relies heavily on estimates and assumptions. If actual results are materially different from the assumptions the Company used to determine fair value of the assets and liabilities acquired, it is possible that adjustments to the carrying values of such assets and liabilities will have an impact on the Company’s net earnings. In particular, the valuations of customer relationship intangible assets were complex and required significant judgment. The Company used the multi-period excess earnings method under the income approach to measure the customer relationships intangible assets. The key assumptions utilized in the valuation include discount rates, revenue growth rates, and profitability levels of forecasted results. These assumptions are forward-looking and could be affected by future economic and market conditions.

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